OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
(the "Fund")

Supplement to the Fund’s Prospectus
dated July 29, 2013

The following information replaces the section of the Fund's Prospectus entitled "Fund summaries – Optimum Large Cap Growth Fund – Who manages the Fund? – Sub-advisers – T. Rowe Price Associates, Inc.”:

T. Rowe Price Associates, Inc.

Portfolio manager	Title with T. Rowe Price	Start date on the Fund
Joseph B. Fath, CPA	Vice President	January 2014

The following information replaces the section of the Fund's Prospectus entitled "Who manages the Funds – Sub-advisers and portfolio managers – Optimum Large Cap Growth Fund”:

Optimum Large Cap Growth Fund

T. Rowe Price Associates, Inc. (T. Rowe Price), located at 100 East Pratt Street, Baltimore, MD 21202, was founded in 1937 and manages institutional investment portfolios and mutual funds. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company. As of March 31, 2013, T. Rowe Price had approximately $617.4 billion in assets under management. T. Rowe Price has held its Fund responsibilities since the Fund's inception.

Joseph B. Fath, a Vice President with T. Rowe Price, is primarily responsible for the day-to-day management of T. Rowe Price's share of the Fund's assets. Mr. Fath is Chairman of T. Rowe Price's Investment Advisory Committee which develops and executes the Fund's investment program. Mr. Fath joined T. Rowe Price in 2002 and he has 13 years of investment experience.  Mr. Fath joined the firm in 2002 as an equity research analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing the firm’s U.S. large-cap growth strategies. He has held his Fund responsibilities since January 2014.

Fred Alger Management, Inc. (Alger) is headquartered at 360 Park Avenue South, New York, NY 10010. Alger, founded in 1964, became a registered investment adviser with the Securities and Exchange Commission in March 1970, and provides investment management services to individuals and institutional clients. Alger is an indirect subsidiary of Alger Associates, Inc., a holding company owned by the Alger family. As of March 31, 2013, Alger had approximately $18.6 billion in assets under management. Alger has held its Fund responsibilities since September 2008.

Patrick Kelly is primarily responsible for the day-to-day management of the investment program for Alger's portion of the Fund. Mr. Kelly has been employed by Alger since 1999 and currently serves as Executive Vice President and portfolio manager. He has held his Fund responsibilities since September 2008.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated January 17, 2014.